                                 AMENDMENT NO. 1
                                       TO
                  AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT

     THIS AMENDMENT NO. 1 TO THE AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT is effective as of February 22, 2000 and is entered into by and among Nextel Partners, Inc., a Delaware corporation (the "Company") and the shareholders listed on the signature pages hereto.

     WHEREAS, the parties hereto are parties to that certain Shareholders' Agreement, dated as of January 29, 1999 (the "Original Shareholders' Agreement") as amended and restated on February 18, 2000, by and among the Company and the other parties specified therein (the "Shareholders' Agreement");

     WHEREAS, the parties have determined to amend the Shareholders' Agreement in accordance with Section 8.04 thereof, as provided herein;

     NOW, THEREFORE, each of the parties hereto agrees to amend the Shareholders' Agreement as follows:

     1.   DEFINITIONS.

          (a) Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Shareholders' Agreement.

          (b) For purposes of Article 3 of the Shareholders' Agreement, the term "Shares" shall mean only those Shares purchased by a Shareholder pursuant to the Subscription Agreement, the Restricted Stock Purchase Agreement, that certain Expansion Subscription and Contribution Agreement dated September 9, 1999 among Nextel Partners, Inc. and the Buyers specified therein, and any Shares purchased or that may be purchased by a Shareholder in exercise of any of its rights, including without limitation, its anti-dilution rights, that are or were set forth in the Original Shareholders' Agreement or the Shareholders' Agreement.

     2. ANTIDILUTIVE RIGHTS ON OPTION TERRITORY EXERCISE. Section 5.01(b) of the Shareholders' Agreement is deleted in its entirety.

     3.   CERTAIN PARTIES CEASE TO BE SHAREHOLDERS.

          (a) From and after February 22, 2000, the entities and/or individuals identified on Exhibit A attached hereto and incorporated herein by this reference shall be removed from the Shareholders' Agreement and shall no longer be bound by any of its terms and conditions or be entitled to any of the rights and benefits thereunder except as otherwise set forth in that certain Registration Rights Agreement dated as of February 22, 2000 by and among Nextel Partners, Inc. and the other signatories thereto (the "Piggyback Rights Agreement").

          (b) The Company shall not consent to any amendment to the Piggyback Rights Agreement that gives the parties thereto greater rights in connection with a registration effected under Article 6 of the Shareholders Agreement without the consent of Shareholders whose consent would be necessary to amend the Shareholders' Agreement.

     4.   OTHER MATTERS.

          (a) As long as any Shareholder is considered, by virtue of the Shareholders' Agreement, to be part of a group (consisting of such Shareholders and all other Shareholders) that is deemed to be a "person" (as that term is used in Section 13(d)(3) of the Exchange Act), each such Shareholders identified on Exhibit B confirms that (i) its beneficial ownership of the Company's Capital Stock set forth opposite such Shareholder's names is true and complete as of February 22, 2000; (ii) it holds such Company Capital Stock for investment; and (iii) it has sole voting and dispositive power over such Company Capital Stock.

          (b) Each Shareholder shall notify the Company and each other Shareholder as soon as practicable and in any event within two business days of (i) any acquisition, disposition or other change in ownership of Company Capital Stock or any other transaction that in any way changes or otherwise affects such Shareholder's beneficial ownership (as defined for purposes of the Exchange
               Act) of Company Capital Stock; (ii) such Shareholder's change in beneficial ownership following such transaction or event referred to in clause (i) above; (iii) any change in such Shareholders' investment intent; (iv) any change in such Shareholders' voting or dispositive power over the Company Capital Stock beneficially owned by such Shareholder; and (v) any other additional information relevant for purposes of group filing matters. Any notice given under this Section 4 shall include information required to enable Shareholders to comply with the reporting requirements of the Exchange Act and shall include all information described in clauses (i) through (v) above.

                            SIGNATURE PAGES TO FOLLOW

                                    EXHIBIT A
                                       TO
                                 AMENDMENT NO. 1
                                       TO
                  AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT
                            PERSONS NO LONGER A PARTY


Cascade Investments, L.L.C.
2365 Carillon Point
Kirkland, Washington  98033

Madrona Investment Group, L.L.C.
1000 Second Avenue
Suite 3700
Seattle, Washington 98014

Ampersand Holdings, L.L.C.
1301 Santa Barbara Street
Santa Barbara, California 93101

Steven W. Hooper, Sr.
4001 Hunts Point Road
Bellevue, Washington 98004

Arthur Harrigan
2300 Carillon Point
Kirkland, Washington

General Electric Capital Corporation
c/o GE Capital Services
Structured Finance Group, Inc.
120 Long Ridge Road
Stamford, CT 06927

NMS Capital, L.P.
9 West 57th Street
48th Floor
New York, NY 10019

Ares Leveraged Investment Fund, L.P.
1999 Avenue of the Stars
Suite 1900
Los Angeles, CA 90067

Ares Leveraged Investment Fund II, L.P.
1999 Avenue of the Stars
Suite 1900
Los Angeles, CA 90067

The Huff Alternative Income Fund, L.P.
1776 On the Green
67 Park Place
Morristown, NJ 07960

TCW/Crescent Mezzanine Partners II, L.P.
11100 Santa Monica Blvd.
Suite 2000
Los Angeles, CA 90025

TCW/Crescent Mezzanine Trust II
11100 Santa Monica Blvd.
Suite 2000
Los Angeles, CA 90025

TCW Shared Opportunity Fund III, L.P.
11100 Santa Monica Blvd.
Suite 2000
Los Angeles, CA 90025

Shared Opportunity Fund IIB, LLC
11100 Santa Monica Blvd.
Suite 2000
Los Angeles, CA 90025

TCW Shared Opportunity Fund II, L.P.
11100 Santa Monica Blvd.
Suite 2000
Los Angeles, CA 90025

TCW Leveraged Income Trust II, L.P.
11100 Santa Monica Blvd.
Los Angeles, CA 90025

TCW Leveraged Income Trust, L.P.
11100 Santa Monica Blvd.
Suite 2000
Los Angeles, CA 90025

Steven Walker Hooper, Jr.
4001 Hunts Point Road
Bellevue, WA 98004

Catherine Cuneen Hooper
Steve Hooper, Custodian
4001 Hunts Point Road
Bellevue, WA 98004

Collett Elizabeth Hooper
Steve Hooper, Custodian
4001 Hunts Point Road
Bellevue, WA 98004

Donald J. Manning
4500 Carillon Point
Kirkland, WA 98033

                                    EXHIBIT B
                                       TO
                                 AMENDMENT NO. 1
                                       TO
                  AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT

-----------------------------------------------------------------------------------
SHAREHOLDER                               COMPANY CAPITAL STOCK BENEFICIALLY OWNED
-----------------------------------------------------------------------------------
DLJ Merchant Banking Ptr. II LP                     17,973,750 Class A Common
-----------------------------------------------------------------------------------
DLJ Merchant Banking Ptr. II-A, LP                     715,800 Class A Common
-----------------------------------------------------------------------------------
DLJ Offshore Partners II, CV                           883,854 Class A Common
-----------------------------------------------------------------------------------
DLJ Diversified Partners, LP                         1,050,822 Class A Common
-----------------------------------------------------------------------------------
DLJ Diversified Partners-A, LP                         390,246 Class A Common
-----------------------------------------------------------------------------------
DLJ EAB Partners, LP                                    80,700 Class A Common
-----------------------------------------------------------------------------------
DLJ ESC II, LP                                       3,389,388 Class A Common
-----------------------------------------------------------------------------------
DLJ First ESC, LP                                       34,590 Class A Common
-----------------------------------------------------------------------------------
DLJ Millenium Partners, LP                             290,616 Class A Common
-----------------------------------------------------------------------------------
DLJ Millenium Partners-A, LP                            56,676 Class A Common
-----------------------------------------------------------------------------------
DLJMB Funding II, Inc.                               3,265,926 Class A Common
-----------------------------------------------------------------------------------
UK Investment Plan 1997 Partners                       400,764 Class A Common
-----------------------------------------------------------------------------------
Madison Dearborn Capital Ptrs II, LP                27,218,904 Class A Common
-----------------------------------------------------------------------------------
Eagle River Investments LLC                         19,500,012 Class A Common
-----------------------------------------------------------------------------------
Motorola, Inc.                                      13,076,376 Class A Common
-----------------------------------------------------------------------------------
Nextel Partners Management                           9,831,636 Class A Common
-----------------------------------------------------------------------------------
Nextel WIP Corp.                                    77,782,626 Class B Common
                                                    13,110,000 Series B Preferred
-----------------------------------------------------------------------------------


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